UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2009
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     To the extent required by Item 5.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 5.02.
Section 8 — Other Events

Item 8.01.	Other Events
     Effective May 13, 2009, Mr. Richard Bjorkman resigned from Registrant’s Board of Directors (the “Board”) and from all his officer positions with Registrant, including his position as Chief Financial Officer.
     Additionally, Registrant has not filed its Form 10-Q quarterly report for the period ended March 31, 2009 due, in part, to both diminishing cash reserves and the resignation of its Chief Financial Officer. Registrant did not file a Form 12b-25 Notification of Late Filing, because it does not believe that the required quarterly report would be filed on or before the fifth calendar day following the prescribed due date of May 15, 2009. Further, given its present financial condition, Registrant believes that it is unlikely that it will be able to attract a qualified Chief Financial Officer in the reasonable near term and can not provide any assurance as to when or whether it will be able to file the required quarterly report for the period ended March 31, 2009. Failure to file Registrant’s Form 10-Q with the Securities and Exchange Commission within the grace period provided under the Financial Industry Regulatory Authority Rules will result in the common stock of Registrant not being eligible to trade on the OTC Bulletin Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: May 19 , 2009
/s/ Brian Abraham
Brian Abraham
Chief Executive Officer